                                                                    EXHIBIT 10.1


                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT

     This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of October 31, 1995, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and Image Entertainment, Inc., a California corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of November 15, 1994 (the "Agreement");

     B. Borrower has requested Foothill to amend the Agreement to, among other things, add specified portions of eligible accounts and eligible inventory of Borrower's wholly-owned subsidiary, U.S. Laser Video Distributors, Inc., a New Jersey corporation ("USLVD"), to the Borrowing Base, as set forth in this Amendment;

     C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

     NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

     1.  Amendments to the Agreement.
         ---------------------------

         a. The definition of "Accounts" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Accounts" means all currently existing and hereafter arising
          --------
     accounts and all other forms of obligations owing to Borrower or USLVD arising out of the sale or lease of goods or the rendition of services by Borrower or USLVD, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

         b. The definition of "Change of Control" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Change of Control" shall be deemed to have occurred at such time as
          -----------------
     (a) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, but exclusive of Image Investors Co., so long as it continues to be owned and controlled by Messrs. John W. Kluge and Stuart Subotnick, or their respective heirs) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 25% of the total voting power of all classes of stock then outstanding of Borrower normally entitled to vote in the election of directors; or (b) Borrower ceases to own 100% of the issued and outstanding capital stock of USLVD or ceases to own 100% of the total voting power of all classes of stock then outstanding of USLVD normally entitled to vote in the election of directors.

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

         c. The definition of "Collateral" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Collateral" means each of the following: the Accounts of Borrower;
          ----------
     Borrower's Books; the Equipment; the General Intangibles; the Inventory of Borrower; the Negotiable Collateral; any money, or other assets of Borrower which now or hereafter come into the possession, custody, or control of Foothill; and the proceeds and products, whether tangible or intangible, of any of the foregoing including proceeds of insurance covering any or all of the Collateral, and any and all Accounts of Borrower, Equipment, General Intangibles, Inventory of Borrower, Negotiable Collateral, money, deposit accounts, or other tangible or intangible, real or personal, property resulting from the sale, exchange, collection, or other disposition of the Collateral, or any portion thereof or interest therein, and the proceeds thereof.

         d. The definition of "Dilution Reserve" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby are substituted in lieu thereof:

         "Dilution Reserve (Borrower)" means, as of the date of any
          ---------------------------
     determination, an amount equal to (a) the amount of Eligible Borrower Accounts, times (b) the amount (expressed as a percentage and calculated based upon the prior twelve month period) of Borrower's Accounts which were the subject of credit memoranda and other dilution in excess of fifteen percent (15%).

         "Dilution Reserve (USLVD)" means, as of the date of any
          ------------------------
     determination, an amount equal to (a) the amount of Eligible USLVD Accounts, times (b) the amount (expressed as a percentage and calculated based upon the prior twelve month period) of USLVD's Accounts which were the subject of credit memoranda and other dilution in excess of fifteen percent (15%).

         e. The definition of "Eligible Accounts" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Eligible Accounts" means Eligible Borrower Accounts and Eligible
          -----------------
     USLVD Accounts.

         f. The definition of "Eligible Inventory" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Eligible Inventory" means Inventory consisting of first quality
          ------------------
     laserdisc finished goods held for sale in the ordinary course of Borrower's and USLVD's respective businesses, that are located at Borrower's and USLVD's respective premises identified on Schedule E-1, are acceptable to
                                               ------------
     Foothill in the exercise of its reasonable credit judgment, and strictly comply with all of Borrower's representations and warranties to Foothill. Eligible Inventory shall not include Exclusive Inventory, slow moving or obsolete items, restrictive or custom items, work-in-process, packaging (including laserdisc "jackets") and shipping materials, supplies used or consumed in Borrower's or USLVD's respective businesses, Inventory at any location other than those set forth on Schedule E-1, Inventory subject to a
                                            ------------
     security interest or lien in favor of any third Person (including security interests or liens in favor of any lessor or bailee, unless and only so long as a landlord waiver or

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

     bailee agreement between Foothill and such lessor or bailee (as the case may be), in form and substance satisfactory to Foothill, is in full force and effect), bill and hold goods, Inventory that is not subject to Foothill's perfected security interests, defective goods, "seconds," and Inventory acquired on consignment. Eligible Inventory shall be valued at the lower of Borrower's or USLVD's, as the case may be, cost or market value.

         g. The definition of "Exclusive Inventory" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Exclusive Inventory" means Inventory that Borrower or USLVD has
          -------------------
     the exclusive right to manufacture or distribute wholesale.

         h. The definition of "Foothill Expenses" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Foothill Expenses" means all reasonable:  costs or expenses
          -----------------
     (including taxes, photocopying, notarization, telecommunication and insurance premiums) required to be paid by Borrower or USLVD under any of the Loan Documents that are paid or advanced by Foothill; documentation, filing, recording, publication, appraisal (including periodic Collateral appraisals), and search fees assessed, paid, or incurred by Foothill in connection with Foothill's transactions with Borrower or USLVD; costs and expenses incurred by Foothill in the disbursement of funds to Borrower (by wire transfer or otherwise); charges paid or incurred by Foothill resulting from the dishonor of checks; costs and expenses paid or incurred by Foothill to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral or the USLVD Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Foothill in examining Borrower's Books or "Guarantor's Books" (as defined in the Security Agreement); costs and expenses of third party claims or any other suit paid or incurred by Foothill in enforcing or defending the Loan Documents; and attorneys fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including attorneys fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or USLVD), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

         i. The definition of "FoxVideo" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "FoxVideo" means Twentieth Century Fox Home Entertainment, Inc.
          --------

         j. The definition of "FoxVideo Reserve" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "FoxVideo Reserve" means, as of the date of any determination, an
          ----------------
     amount equal to (a) so long as Foothill's liens on and security interests in the Collateral are fully perfected and an intercreditor agreement in respect of the obligations and assets of Borrower, in form and substance satisfactory to Foothill in its sole discretion, between Foothill and FoxVideo is in full force and effect, zero, and (b) otherwise, (i) the amount of accounts payable or Indebtedness owed by Borrower to FoxVideo, minus (ii) the undrawn amount available to be drawn under one or more
     -----
     letters of credit obtained by Borrower for the benefit of FoxVideo

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

     with respect to repayment of the sums included in clause (b)(i) above, minus (iii) forty-five percent (45%) of the value of Inventory composed of
     -----
     FoxVideo products that would be Eligible Inventory if it were not Exclusive Inventory.

         k. The definition of "Indebtedness" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Indebtedness" means: (a) all obligations of Borrower or USLVD for
          ------------
     borrowed money; (b) all obligations of Borrower or USLVD evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of Borrower or USLVD in respect of letters of credit, letter of credit guaranties, bankers acceptances, interest rate swaps, controlled disbursement accounts, or other financial products; (c) all obligations under capital leases; (d) all obligations or liabilities of others of like kind and nature to those described in clauses
     (a) through (c) above that are secured by a lien or security interest on any property or asset of Borrower or USLVD, irrespective of whether such obligation or liability is assumed; (e) any obligation of Borrower guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to Borrower) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person; and (f) any obligation of USLVD guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to USLVD) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

         l. The definition of "Inventory" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Inventory" means all present and future inventory in which Borrower
          ---------
     or USLVD has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrower's and USLVD's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

         m. The definition of "License Agreements" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "License Agreements" means, collectively, the distribution and license
          ------------------
     agreements, each as amended from time to time, pursuant to which licensors have granted Borrower or USLVD the right, whether exclusive or non-exclusive, to manufacture or distribute wholesale laserdisc programming.

         n. The definition of "Loan Documents" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Loan Documents" means, collectively, this Agreement, the Blocked
          --------------
     Account Agreement, the Lockbox Agreement, the Capital Expenditure Loan Note, the Trademark Security Agreement, the Guaranty, the Security Agreement, the USLVD Copyright Security Agreement, the USLVD Trademark Security Agreement, any note or notes executed by Borrower or USLVD and payable to Foothill, and any other agreement entered into in connection with this Agreement.

         o. The definition of "Material Adverse Effect" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

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

         "Material Adverse Effect" means a material adverse effect upon (a) the
          -----------------------
     business, operations, properties, assets, prospects, or financial condition of Borrower and USLVD, taken as a whole, or upon the value of the Eligible Accounts or Eligible Inventory or the validity or priority of Foothill's security interest therein, (b) the ability of Borrower to perform, or of Foothill to enforce, the Obligations, or (c) the ability of USLVD to perform, or of Foothill to enforce, the obligations of USLVD under the Loan Documents to which USLVD is a party.

         p. The definition of "Permitted Liens" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Permitted Liens" means: (a) liens for taxes, assessments or
          ---------------
     governmental charges or claims the payment of which is not, at the time, required to be paid by this Agreement or the Security Agreement or does not constitute an Event of Default hereunder or thereunder; (b) statutory liens of landlords and liens of carriers, warehousemen, mechanics, and materialmen and other liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or the subject of a Permitted Protest; (c) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (d) any attachment or judgment lien not constituting an Event of Default hereunder or under the Security Agreement;
     (e) leases or subleases granted to others not interfering in any material respect with the ordinary conduct of the business of Borrower or USLVD; (f) easements, rights-of-way, restrictions, minor defects, encroachments, or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Borrower or USLVD; (g) any interest or title of a lessor or sublessor under any lease permitted by this Agreement; (h) liens arising from UCC financing statements relating solely to leases permitted by this Agreement; (i) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties that are not delinquent in connection with the importation of goods; (j) any interest (exclusive of security interests or other consensual lien) or title of a licensor under any License Agreement; (k) liens and security interests held by Foothill;
     (l) liens and security interests set forth on Schedule P-1 attached
                                                   ------------
     hereto; (m) purchase money security interests and liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset was permitted under Section 7.9, and so long as the
                                          -----------
     security interest or lien only secures the purchase price of the asset; and
     (n) so long as and to the extent that an intercreditor agreement (if any) in the form of Exhibit I-1 attached hereto is in full force and effect
                    -----------
     between Foothill and the beneficiary under a Permitted Vendor Guarantee, subordinate liens in favor of such beneficiary granted by Borrower or by USLVD to secure its obligations under that Permitted Vendor Guarantee.

         q. The definition of "Permitted Protest" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         "Permitted Protest" means the right of Borrower or USLVD to protest
          -----------------
     any lien, tax, rental payment, or other charge, other than any such lien or charge that secures the Obligations or the obligations owing to Foothill under any Loan Document, provided (i) a reserve with respect to the obligation underlying such lien, tax, rental payment, or other charge, is established on the books of Borrower or USLVD, as the case may be, in an amount that is required by GAAP, (ii) any such protest is instituted and diligently prosecuted by Borrower or USLVD, as the case may be, in good faith, and (iii) Foothill is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the liens or security interests of Foothill in and to the property or assets of Borrower or USLVD.

         r. Section 1.1 of the Agreement hereby is amended by adding the following new defined terms in alphabetical order:

         "Eligible Borrower Accounts" means those Accounts, net of finance
          --------------------------
     charges, created by Borrower in the ordinary course of business that arise out of Borrower's sale of goods or rendition of services, that strictly comply with all of Borrower's representations and warranties to Foothill. Eligible Borrower Accounts shall not include the following:

               (a) Accounts that the Account Debtor has failed to pay within ninety (90) days of the due date set forth in the invoice or Accounts with selling terms of more than seventy-five (75) days and all Accounts owed by an Account Debtor that has failed to pay fifty percent (50%) or more of its Accounts owed to Borrower or USLVD within ninety (90) days of the due date set forth in the invoice;

               (b) Accounts with respect to which the Account Debtor is an officer, employee, Affiliate, or agent of Borrower or USLVD;

               (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

               (d) Accounts with respect to which the Account Debtor is not a resident of the United States or Canada, and which are not either (i) covered by credit insurance in form and amount, and by an insurer, satisfactory to Foothill, or (ii) supported by one or more letters of credit that are assignable by their terms and have been delivered to Foothill in an amount, of a tenor, and issued by a financial institution, acceptable to Foothill;

               (e) Accounts with respect to which the Account Debtor is the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. (S) 3727);

               (f) Accounts with respect to which Borrower or USLVD is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower or USLVD (exclusive, however, of Accounts with respect to which Borrower or USLVD shall have obtained an agreement, in form and substance satisfactory to Foothill, from the Account Debtor agreeing to waive its rights of offset as against Foothill);

               (g) Accounts with respect to an Account Debtor whose total obligations owing to Borrower or USLVD, as the case may be, exceed fifteen percent (15%) of all Eligible Borrower Accounts or all Eligible USLVD Accounts, as the case may be, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, in the case of Accounts with respect
                         --------  -------
     to which Musicland Group, Inc. is the Account Debtor, Eligible Accounts shall not include Accounts thereof owing to Borrower to the extent that the total obligations of Musicland Group, Inc. owing to Borrower exceed twenty-five percent (25%) of all Eligible Borrower Accounts;

               (h) Accounts arising from rebilling or chargebacks with respect to short billing on prior invoices;

               (i) Accounts with respect to which the Account Debtor disputes liability or makes any claim with respect thereto (to the extent of the amount of the dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

               (j) Accounts the collection of which Foothill, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

               (k) Accounts that are payable in other than United States Dollars; and

               (l) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by Borrower or USLVD of the subject contract for goods or services.

         "Eligible USLVD Accounts" means those Accounts that do not qualify as
          -----------------------
     Eligible Borrower Accounts solely because they are created by USLVD instead of by Borrower and relate to the Account Debtors of USLVD instead of Borrower; provided, however, in the case of Accounts with respect to which
               --------  -------
     Trans World Music Corporation ("TWMC") is the Account Debtor, Eligible Accounts shall not include Accounts thereof owing to USLVD to the extent that the total obligations of TWMC owing to USLVD exceed thirty percent (30%) of all Eligible USLVD Accounts.

         "First Amendment" means that certain Amendment Number One to Loan
          ---------------
     and Security Agreement, dated as of October __, 1995, between Foothill and Borrower.

         "First Amendment Closing Date" means October __, 1995.
          ----------------------------

         "Guaranty" means, that certain General Continuing Guaranty by USLVD in
          --------
     favor of Foothill, in form and substance satisfactory to Foothill in its sole and absolute discretion.

         "Lockbox Account" shall mean the depositary account established
          ---------------
     pursuant to the Lockbox Agreement.

         "Lockbox Agreement" means that certain Lockbox Operating Procedural
          -----------------
     Agreement, in form and substance satisfactory to Foothill, among USLVD, Foothill, and the Lockbox Bank.

         "Lockbox Bank" means Midlantic National Bank.
          ------------

         "Permitted Vendor Guarantees" means, collectively, (a) guarantees
          ---------------------------
     by Borrower in favor of WEA, UNI Distribution Corp., and Pioneer LDCA, Inc., (b) guarantees by Borrower in favor of such other sellers of laserdisc finished goods Inventory to USLVD that Foothill may approve in its sole discretion, and (c) the guarantee by USLVD in favor of WEA.

         "Security Agreement" means, that certain Security Agreement between
          ------------------
     USLVD and Foothill, in form and substance satisfactory to Foothill in its sole and absolute discretion.

         "USLVD" means U.S. Laser Video Distributors, Inc., a New Jersey
          -----
     corporation and wholly-owned Subsidiary of Borrower.

         "USLVD Collateral" means the "Collateral" as defined in the USLVD
          ----------------
     Security Agreement.

         "USLVD Copyright Security Agreement" means, that certain Copyright
          ----------------------------------
     Security Agreement between USLVD and Foothill, in form and substance satisfactory to Foothill in its sole and absolute discretion.

         "USLVD Trademark Security Agreement" means, that certain Trademark
          ----------------------------------
     Security Agreement between USLVD and Foothill, in form and substance satisfactory to Foothill in its sole and absolute discretion.

         "WEA" means Warner/Elektra/Atlantic Corporation.
          ---

         s. Subsections (a) and (b) of Section 2.1 of the Agreement hereby are deleted in their entirety and the following hereby is substituted in lieu thereof:

         2.1 REVOLVING ADVANCES. (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make revolving advances to Borrower in an amount at any one time outstanding not to exceed the Borrowing Base less the undrawn or unreimbursed amount of L/Cs and L/C Guarantees outstanding hereunder. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean an amount equal to the sum of:

         (i)  an amount equal to the sum of

              (v)  the lesser of

                   (1) seventy five percent (75%) of the amount of Eligible Borrower Accounts less (A) the amount, if any, of the Dilution Reserve
                       ----
                       (Borrower), and

                       less (B) the amount, if any, of the FoxVideo Reserve,
                       ----
                       and

                   (2) an amount equal to Borrower's collections with respect to Accounts for the immediately preceding seventy-five (75) day period;

              plus, so long as a landlord waiver between Foothill and USLVD's
              ----
              landlord in New Jersey, in form and substance satisfactory to Foothill, is in full force and effect,

              (w)  the lowest of

                   (1) seventy five percent (75%) of the amount of Eligible USLVD Accounts, less the amount, if any, of the Dilution
                                   ----
                   Reserve (USLVD), and

                   (2) Five Million Dollars ($5,000,000) and

                   (3) an amount equal to USLVD's collections with respect to Accounts for the immediately preceding seventy-five (75) day period;

         plus
         ----

         (ii) an amount equal to the lowest of

              (x)  forty five percent (45%) of the value of Eligible Inventory,

              (y) seventy five percent (75%) of the amount of credit availability created by Section 2.1(a)(i) (it being understood
                                      -----------------
              that in calculating the credit availability under this clause, all Obligations shall be deemed to have been advanced or issued against Eligible Accounts to the maximum extent of availability against Eligible Accounts), and

              (z)  Five Million Dollars ($5,000,000).

                   (b) Anything to the contrary in Section 2.1(a) above
                                                   --------------
     notwithstanding, upon the occurrence and during the continuance of an Event of Default Foothill may reduce its advance rates based upon Eligible Accounts or Eligible Inventory without declaring an Event of Default if it determines, in its reasonable discretion, that there is a material impairment of the prospect of repayment of all or any portion of the Obligations or a material impairment of the value or priority of Foothill's security interests in the Collateral or the USLVD Collateral.

         t. Section 2.6 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         2.6 CREDITING PAYMENTS; APPLICATION OF COLLECTIONS. From and after the Closing Date (and, in respect of USLVD, from and after the First Amendment Closing Date),

     Foothill shall be entitled to charge Borrower for one (1) Business Day of `clearance' at the rate set forth in Section 2.5(a)(i) or Section
                                          -----------------    -------
     2.5(b)(i), as applicable, on all collections, checks, wire transfers, or
     ---------
     other items of payment that are received by Foothill (regardless of whether received from the Blocked Account or the Lockbox Account, from Borrower or USLVD, or otherwise). This across-the-board one (1) Business Day clearance charge on all receipts is acknowledged by the parties to constitute an integral aspect of the pricing of Foothill's facility to Borrower, and shall apply irrespective of the characterization of whether receipts are owned by Borrower, USLVD, or Foothill, and irrespective of the level of Borrower's Obligations to Foothill. Should any check or item of payment applied on account of the Obligations not be honored when presented for payment, then Borrower shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Anything to the contrary contained herein notwithstanding, any wire transfer, check, or other item of payment shall be deemed received by Foothill only if it is received into Foothill's Operating Account (as such account is identified in the Blocked Account Agreement or the Lockbox Agreement) on or before 11:00 a.m. Los Angeles time. If any wire transfer, check, or other item of payment is received into Foothill's Operating Account after 11:00 a.m. Los Angeles time it shall be deemed to have been received by Foothill as of the opening of business on the immediately following Business Day.

         u. Section 4.3 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         4.3 COLLECTION OF ACCOUNTS, GENERAL INTANGIBLES, NEGOTIABLE COLLATERAL. (a) On or before the Closing Date, Foothill, Borrower, and the Blocked Account Bank shall enter into the Blocked Account Agreement, in form and substance satisfactory to Foothill in its sole discretion, pursuant to which all of the proceeds of Borrower's cash receipts, checks, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) will be forwarded to Foothill on a daily basis. Borrower agrees that it will continue to consolidate its receipts into the Blocked Account on each banking day and will not fail to consolidate its receipts into the Blocked Account on any banking day without the prior written consent of Foothill. At any time that an Event of Default has occurred and is continuing, Foothill may: (a) notify customers or Account Debtors of Borrower that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein; and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that it will hold in trust for Foothill, as Foothill's trustee, any cash receipts, checks, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) that it receives and immediately will deliver said cash receipts, checks, and other items of payment to Foothill in their original form as received by Borrower.

              (b) On or before the First Amendment Closing Date, Foothill, USLVD, and the Lockbox Bank shall enter into the Lockbox Agreement, in form and substance satisfactory to Foothill in its sole discretion, pursuant to which all of USLVD's cash receipts, checks, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) that are received by the Lockbox Bank are to be forwarded by the Lockbox Bank to Foothill on a daily basis. At any time that an Event of Default has occurred and is continuing, Foothill or Foothill's designee may: (a) notify customers or Account Debtors of USLVD that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Foothill or that Foothill has a security interest therein; and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that it will cause USLVD to hold, in trust for Foothill, as Foothill's trustee, any cash receipts, checks, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) that USLVD receives and cause USLVD immediately to deliver said cash receipts, checks, and other items of payment to Foothill in their original form as received by USLVD.

         v. Section 4.4 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         4.4 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. At any time upon the request of Foothill, Borrower shall, and shall cause USLVD to, execute and deliver to Foothill all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, pledgeholder agreements, schedules of accounts, letters of authority, and all other documents that Foothill may reasonably request, in form satisfactory to Foothill, to perfect and continue perfected Foothill's security interests in the Collateral or the USLVD Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. The foregoing shall be deemed to include and Borrower hereby agrees that it will, or cause USLVD to, execute and deliver appropriate mortgages, deeds of trust, or collateral assignments with respect to any real property interests or estates acquired after the Closing Date.

         w. Section 5.6 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         5.6 LOCATION OF CHIEF EXECUTIVE OFFICES OF BORROWER AND OF USLVD; FEINS. (a) The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 84-0685613; provided, however, that if Borrower changes the location of its
              --------  -------
     chief executive office or FEIN in accordance with the provisions of Section
                                                                         -------
     7.4, then this Section 5.6(a) automatically shall be deemed changed to
     ---            --------------
     reflect the new location or FEIN.

              (b) The chief executive office of USLVD is located at the address indicated in the preamble to the Security Agreement and USLVD's FEIN is 22-3380067; provided, however, that if USLVD changes the location of its chief
              --------  -------
     executive office or FEIN in accordance with the provisions of Section 7.4,
                                                                   -----------
     then this Section 5.6(b) automatically shall be deemed changed to reflect
               --------------
     the new location or FEIN.

         x. Section 5.7 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         5.7 DUE ORGANIZATION AND QUALIFICATION; NO SUBSIDIARIES. Borrower is duly organized and existing and in good standing under the laws of California. USLVD is duly organized and existing and in good standing under the laws of New Jersey. Each of Borrower and USLVD is qualified and licensed to do business in, and in good standing in, any state where the failure to be so licensed or qualified could reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise), finances, or prospects of Borrower or USLVD, as the case may be, or on the value of the Collateral or the USLVD Collateral, as the case may be, to Foothill. Borrower has no subsidiaries other than USLVD. USLVD has no subsidiaries.

         y. Section 5.14 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         5.14 RELIANCE BY FOOTHILL; CUMULATIVE. Each warranty and representation contained in this Agreement and the other Loan Documents automatically shall be deemed repeated with each advance, Capital Expenditure Loan, or issuance of an L/C or L/C Guaranty and shall be conclusively presumed to have been relied on by Foothill regardless of any investigation made or information possessed by Foothill. The warranties and representations set forth herein shall be cumulative and in addition to any and all other warranties and representations that Borrower or USLVD now or hereafter shall give, or cause to be given, to Foothill.

         z.  A new Section 5.15 hereby is added to the Agreement as follows:

         5.15 PERMITTED VENDOR GUARANTEES. (a) Borrower has delivered to Foothill a true, correct, and complete copy of each Permitted Vendor Guarantee (as amended or modified) and there exists no default thereunder.

              (b) As of the First Amendment Closing Date, neither Borrower nor USLVD has executed or delivered any security agreement or financing statement in respect of its assets in favor of any Person (other than Borrower or USLVD, as the case may be) party to a Permitted Vendor Guarantee or any Affiliate of such Person.

              (c) In respect of the Permitted Vendor Guarantees in favor of
     WEA: (i) neither Borrower nor USLVD understands or intends the last paragraph of its respective Permitted Vendor Guarantee to be a grant of a security interest; and (ii) neither Borrower nor USLVD has put any assets or other property of Borrower or USLVD into the possession or control of WEA or any other Person as agent or bailee for WEA.

         aa. The lead-in sentence of Section 6 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

              Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations, and unless Foothill shall otherwise consent in writing, Borrower shall do, and shall cause USLVD to do, all of the following:

         bb. The lead-in sentence of Section 7 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

              Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the Obligations, Borrower will not do, and will not cause, suffer, or permit USLVD to do, any of the following without Foothill's prior written consent:

         cc. All references in Sections 4.5 (Power of Attorney), 4.6 (Right to Inspect), 5.1 (No Prior Encumbrances), 5.2 (Eligible Accounts), 5.3 (Eligible Inventory), 5.4 (Location of Inventory and Equipment), 5.5 (Inventory Records),
5.8 (Due Authorization; No Conflict), 5.9 (Litigation), 5.11 (Solvency), 6.1 (Accounting System), 6.2 (Collateral Reports), 6.3 (Schedule of Accounts), 6.6 (Designation of Inventory), 6.7 (Returns), 6.10 (Taxes), 6.11 (Insurance), 6.13 (No Setoffs or Counterclaims), 6.14 (Location of Inventory and Equipment), 6.15 (Compliance with Laws), 6.17 (Leases), 6.18 (License Agreements), 7.4 (Change
Name), 7.6 (Restructure), 7.10 (Consignments), the first sentence of Section
7.11 (Distributions), 7.12 (Accounting Methods), 7.14 (Transactions with Affiliates), 7.17 (Change in Location of Chief Executive Office; Inventory and Equipment with Bailees), 8.5, 8.6, 8.7, 8.9, 8.10, 8.11, 8.12, 9.1(c), (d), (e),
(f), (g), (h), (i), (j), (k), and (m), and 11.2 of the Agreement to (i) Borrower, or (ii) the Collateral, shall be deemed references, respectively, to
(i) Borrower or USLVD, as the case may be, or (ii) the Collateral or the USLVD Collateral, as the case may be.

         dd. Section 7.5 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         7.5 GUARANTEE. Other than Permitted Vendor Guarantees, guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or USLVD, as the case may be, or which are transmitted or turned over to Foothill.

         ee. A new Section 7.19 hereby is added to the Agreement as follows:

         7.19 LIENS IN RESPECT OF PERMITTED VENDOR GUARANTIES. (a) Cause, suffer, or permit a security agreement or financing statement to be executed, delivered, filed, or recorded in respect of its assets in favor of any Person (other than Borrower or USLVD, as the case may be) party to a Permitted Vendor Guarantee or any Affiliate of such Person unless an Intercreditor Agreement in the form of Exhibit I-1 attached hereto is
                                            -----------
     executed and delivered to Foothill and the same is in full force and effect between Foothill and such Person or Affiliate thereof; and (b) cause, suffer, or permit any assets or other property of Borrower or USLVD to be put into the possession or control of WEA or any other Person as agent or bailee for WEA.

         ff. Section 8.8 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

         8.8 (a)(i) If a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Borrower's properties or assets and, in any such case, the aggregate amount of such taxes or debts is in excess of Twenty Five Thousand Dollars ($25,000) and less than Two Hundred Fifty Thousand Dollars ($250,000) and within five (5) days of the filing or attachment of same, Borrower does not instruct Foothill to reserve the entire amount thereof (together with interest and penalties projected to be added thereto) from the Borrowing Base; or (ii) If a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of Borrower's properties or assets and, in any such case, the aggregate amount of such taxes or debts is in equal to or in excess of Two Hundred Fifty Thousand Dollars ($250,000);

              (b)(i) If a notice of lien, levy, or assessment is filed of record with respect to any of USLVD's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of USLVD's properties or assets and, in any such case, the aggregate amount of such taxes or debts is in excess of Twenty Five Thousand Dollars ($25,000) and less than Two Hundred Fifty Thousand Dollars ($250,000) and within five (5) days of the filing or attachment of same, Borrower does not instruct Foothill to reserve the entire amount thereof (together with interest and penalties projected to be added thereto) from the Borrowing Base; or (ii) If a notice of lien, levy, or assessment is filed of record with respect to any of USLVD's properties or assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of USLVD's properties or assets and, in any such case, the aggregate amount of such taxes or debts is in equal to or in excess of Two Hundred Fifty Thousand Dollars ($250,000);

         gg. The period at the end of Section 8.14 hereby is changed to ";" and a new Section 8.15 hereby is added to the Agreement as follows:

         8.15 If USLVD fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in any Loan Document to which it is a party; or

         hh. A new Section 8.16 hereby is added to the Agreement as follows:

         8.15 If the obligation of USLVD under any Loan Document to which it is a party is limited or terminated by operation of law or by USLVD.

         2.   Representations and Warranties.  Borrower hereby represents and
              ------------------------------
warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this

Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         3.   Conditions Precedent to Amendment.  The satisfaction of each of
              ---------------------------------
the following on or before, unless otherwise specified below, the First Amendment Closing Date shall constitute conditions precedent to the effectiveness of this Amendment:

         a. Foothill shall have received copies of the Permitted Vendor Guarantees, certified by the Secretary of Borrower to be true, correct, and complete;

         b. Foothill shall have received searches reflecting the filings of its additional financing statements against Borrower in New Jersey and against USLVD in New Jersey and California;

         c. Foothill shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

             (1)  the Lockbox Agreement;

             (2)  the Guaranty;

             (3)  the Security Agreement;

             (4) the USLVD Copyright Security Agreement; and

             (5) the USLVD Trademark Security Agreement;

         d. Foothill shall have received a certificate from the Secretary of Borrower attesting to the incumbency and signatures of authorized officers of Borrower and to the resolutions of Borrower's Board of Directors authorizing its execution and delivery of this Amendment and any other Loan Documents to which it is a party contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, and such other Loan Documents, and authorizing specific officers of Borrower to execute and deliver the same;

         e. Foothill shall have received a certificate from the Secretary of USLVD attesting to the incumbency and signatures of authorized officers of USLVD and to the resolutions of USLVD's Board of Directors authorizing its execution and delivery of the Loan Documents to which it is a party contemplated in this Amendment and the performance of such Loan Documents, and authorizing specific officers of USLVD to execute and deliver the same;

         f. Foothill shall have received true, correct, and complete copies of the Bylaws and Articles or Certificate of Incorporation of USLVD, as amended, and certified by the Secretary of USLVD

         g. Foothill shall have received a Certificate of the Secretary of Borrower stating that the Bylaws and Articles or Certificate of Incorporation of Borrower have not been amended since the Closing Date;

         h. Foothill shall have received certificates of corporate status with respect to USLVD, such certificates to be issued by the Secretary of State of the state of incorporation of USLVD and each other state in which USLVD's failure to be duly qualified or licensed would have a material adverse effect on the financial condition or properties or assets of USLVD, which certificates shall indicate that USLVD is in good standing in such state;

         i. Foothill shall have received an opinion of Borrower's counsel in form and substance satisfactory to Foothill in its sole discretion;

         j. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (ex-cept to the extent that such representations and warranties relate solely to an earlier date);

         k. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

         l. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, USLVD, Foothill, or any of their respective Affiliates;

         m. The Collateral and the USLVD Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

         n. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

         4.  Effect on Agreement.  The Agreement, as amended hereby, shall be
             -------------------
and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

         5.  Further Assurances.  Borrower shall, and shall cause USLVD to,
             ------------------
execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and the USLVD Collateral, and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

         6.  Miscellaneous.
             -------------

         a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

         b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

         c. (i) Upon the effectiveness of this Amendment, each reference in the Agreement and the other Loan Documents to Schedule E-1, Schedule 5.9, and
                                          ------------  ------------
Schedule 6.14 of the Agreement shall mean and refer to such schedules as
-------------
supplemented by the "Schedule E-1 Addendum", the "Schedule 5.9 Addendum", and the "Schedule 6.15 Addendum", respectively, attached hereto; and (ii) upon the effectiveness of this Amendment, each reference in the Agreement and the other Loan Documents to Exhibit I-1 to the Agreement shall mean and refer to Exhibit
                  -----------                                          -------
I-1 to this Amendment.
---

         d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.


                  [remainder of page intentionally left blank]

         e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation


                             By____________________________

                             Title:________________________



                             IMAGE ENTERTAINMENT, INC., a California corporation


                             By____________________________

                             Title:________________________


Acknowledged and agreed:

U.S. LASER VIDEO DISTRIBUTORS, INC.,
a New Jersey corporation


By____________________________

Title:________________________

                       [attach copies of Exhibit I-1 and
                    addenda to Schedules E-1, 5.9, and 6.14]

                                  SCHEDULE E-1


                         LOCATION OF ELIGIBLE INVENTORY

                      U.S. Laser Video Distributors, Inc.
                              warehouse located at
                                  3-A Oak Road
                             Fairfield, New Jersey
                                   07004-2903

--------------------------------------------------------------------------------
                                 SCHEDULE 5.9
--------------------------------------------------------------------------------

                                   LITIGATION
                         U.S. Laser Video Distributors

Plaintiff:  Washburn Graphics, Inc.

Defendant:  U.S. Laser (formerly, V.T. Laser, Inc.)

Docket #:   SL-00011121-94

Venue:      Essex County Superior Court
                  465 Martin Luther King Jr. Boulevard
                  Newark, New Jersey 07102

Amount:     approx. $7,000.00

Claim:      dispute over printing costs

Events: a default judgement was entered against U.S. Laser which U.S. Laser is seeking to have set aside

--------------------------------------------------------------------------------

                                   LITIGATION
                           Image Entertainment, Inc.

Plaintiff:  William Linton

Defendant:  Image Entertainment, Inc.

Docket #:   SC032078

Venue: Superior Court for the State of California for the County of Los Angeles

Amount:     currently indeterminable

Claim:      breach of contract

Events: deposition of plaintiff initiated, first mediation conference pending

--------------------------------------------------------------------------------
                                 SCHEDULE 6.14
--------------------------------------------------------------------------------

                      LOCATION OF INVENTORY AND EQUIPMENT

                      U.S. Laser Video Distributors, Inc.
                        offices and warehouse located at
                                  3-A Oak Road
                             Fairfield, New Jersey
                                   07004-2903

                            INTERCREDITOR AGREEMENT
                            -----------------------

          THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of ____________, 199_, is entered into between Junior Creditor and Foothill and is acknowledged and consented to by Obligor.

                             W I T N E S S E T H :

          WHEREAS, Obligor and Foothill have entered into the Loan Agreement and various other related documents, instruments, or agreements (collectively, the "Foothill Agreements");

          WHEREAS, to secure the obligations owed to Foothill under the Foothill Agreements, Obligor has granted to Foothill security interests in and liens on the Collateral and certain other Assets of Obligor;

          WHEREAS, the Foothill Agreements prohibit Obligor, among other things, from making guaranties in favor of third parties, and from granting, or permitting or suffering the existence of, security interests in and liens on the Collateral and the other Assets of Obligor in favor of third parties (except as permitted by the Foothill Agreements);

          WHEREAS, Obligor has entered, or intends to enter, into certain guaranties and other related documents in favor of Junior Creditor (collectively, the "Junior Creditor Agreements");

          WHEREAS, as a condition precedent to Foothill's agreement to permit Obligor to enter into, or to permit the existence and continuance of, such guaranties in favor of Junior Creditor, Junior Creditor is required to execute and deliver this Agreement to Foothill; and

          WHEREAS, Junior Creditor and Foothill desire to agree to (x) the relative priority of their respective Claims, (y) if and to the extent Junior Creditor has or may in the future have security interests in or liens on the Collateral notwithstanding the Foothill Agreements, the relative priority of their security interests in and liens on the Collateral and (z) certain other rights, priorities, and interests.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, Junior Creditor and Foothill hereby agree as follows, and Obligor hereby acknowledges and consents to the following:

          7.  DEFINITIONS; CONSTRUCTION.
              -------------------------

              (a) DEFINITIONS. As used herein the following initially
                  -----------
capitalized terms shall have the indicated definitions:

          "Accounts" means all present and future (a) "accounts" (as defined in
           --------
the UCC) of Obligor, and (b) other rights to payment of Obligor arising from any sale or lease of goods (including Inventory) or provision of services, or from any agreement relating to same, including in each instance any related claims on guaranties or against providers of credit support, irrespective of whether any of the foregoing are evidenced by an instrument or chattel paper, and irrespective of whether any of the foregoing are secured, together with all merchandise returned to or reclaimed by such Obligor relating to any of the foregoing.

          "Agreement" means this Intercreditor Agreement, as it may be amended,
           ---------
supplemented, or modified from time to time in accordance with the provisions hereof.

          "Asset" means any interest of Obligor in any kind of property or
           -----
asset, whether real, personal, or mixed real and personal, or whether tangible or intangible.

          "Bankruptcy Code" means the federal bankruptcy law of the United
           ---------------
States as from time to time in effect, currently as Title 11 of the United States Code. Section references to current sections of the Bankruptcy Code shall refer to comparable sections of any revised version thereof if section numbering is changed.

          "Books and Records" means all of Obligor's books and records
           -----------------
including: ledgers; records indicating, summarizing, or evidencing Obligor's assets or liabilities, or the Collateral; all information relating to Obligor's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs, or other computer prepared information, and those items of equipment that contain or store such information.

          "Business Day" means any day, other than a Saturday or Sunday, that
           ------------
commercial banks in general are open for the transaction of commercial banking business in Los Angeles, California.

          "Claimants" means Foothill or Junior Creditor.
           ---------

          "Claims" means the Foothill Claim or the Junior Creditor Claim.
           ------

          "Collateral" means any and all Assets, whether tangible or intangible,
           ----------
in which Obligor now or hereafter has any right, title, or interest, and in which either or both of Foothill or Junior Creditor from time to time has or may have any lien or security interest, consisting of the following:

          (1) the Accounts, (2) the Books and Records, (3) the Equipment, (4) the General Intangibles, (5) the Inventory, (6) the Negotiable Collateral,
     (7) the Money, and (8) the Proceeds.


          "Credit Documents" means the Foothill Agreements and the Junior
           ----------------
Creditor Agreements.

          "Enforcement Action" means, with respect to any Claimant and any Claim
           ------------------
thereof and with respect to any Asset of Obligor or any Collateral in which such Claimant has or claims a security interest or lien (including consensual liens, attachment liens, statutory liens, and judgment liens), any action, whether judicial or nonjudicial, to assert, collect, or enforce such Claim or any portion thereof, or to repossess, collect, offset, recoup, give notification to third parties with respect to, sell, dispose of, foreclose upon, give notice of sale, disposition, or foreclosure with respect to, retain in satisfaction of debt, or obtain equitable or injunctive relief with respect to, such Asset or Collateral.

          "Equipment" means all of Obligor's present and hereafter acquired
           ---------
machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles, tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), and any interest in any of the foregoing, wherever located, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located; provided, however, that Equipment shall not include any Collateral
         --------  -------
consisting of Inventory.

          "Foothill" means Foothill Capital Corporation, a California
           --------
corporation.

          "Foothill Agreements" has the meaning ascribed to such term in the
           -------------------
recitals to this Agreement, and shall include any future amendments, modifications, extensions, supplements, restatements, or replacements of any of the Foothill Agreements.

          "Foothill Claim" means any and all present and future "claims" (used
           --------------
in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of Foothill now or hereafter arising or existing under or relating to the Foothill Agreements, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, whether under a guaranty or a letter of credit, and whether arising under contract, in tort, by law, or otherwise, and including all credit advanced or extended to or for the benefit of Obligor at any time (including any indebtedness arising pursuant to debtor-in-possession financing arrangements or pursuant to financing arrangements entered into in connection with the confirmation of a plan of reorganization under Chapter 11 of the Bankruptcy
Code), any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Obligor under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys fees and costs, and any prepayment or termination premiums; it being the parties' understanding and agreement that Foothill and Obligor may increase the then extant maximum aggregate principal amount of credit advanced to or extended for the benefit of Obligor outstanding at any time, so long as, at the time of any proposed increase, no event of default shall have occurred and be continuing under the Junior Creditor Agreements.

          "General Intangibles" means all present and future (1) general
           -------------------
intangibles and other intangible personal property (including choses or things in action, liens, or other rights arising by operation of law, whether by virtue of common law, statutory law, or regulatory law) of Obligor, (2) deposit accounts and rights of Obligor arising under or related to any contract, including royalty or licensing agreements, (3) intellectual property rights of Obligor, including copyrights, patents, trademarks, trade names, logos, service marks, licenses, drawings, purchase orders, customer lists, route lists, infringement claims, computer programs, computer discs, computer tapes, literature, and reports, (4) claims of Obligor for tax refunds, insurance premium refunds, and refunds relating to overfunding of benefit plans, (5) plans, blueprints, drawings, specifications, designs, and trade secrets of Obligor, and (6) Books and Records of Obligor, whether maintained on paper, as computerized records, or otherwise; provided, however, that General Intangibles
                                    --------  -------
shall not include any Collateral consisting of Accounts or Negotiable
Collateral.

          "Inventory" means all present and future rights, title, and interest
           ---------
of Obligor with respect to, wherever located (a) any inventory, including goods held for sale or lease or to be furnished under a contract of service, (b) raw materials, work in process, and finished goods, (c) any models, molds, and masters, (d) packing and shipping materials, and (e) any documents of title representing any of the above. "Inventory" shall include all rights, title, and interest of Obligor with respect to any inventory on consignment or reconsignment to customers of such Obligor where no final sale has occurred from such Obligor to the customer and the customer is not contractually obligated to pay for the inventory and may elect to return the inventory to such Obligor.

          "Junior Creditor" means ____________________________________________.
           ---------------

          "Junior Creditor Agreements" has the meaning ascribed to such term in
           --------------------------
the recitals to this Agreement, and shall include any future amendments, modifications, extensions, supplements, restatements, or replacements of any of the Junior Creditor Agreements.

          "Junior Creditor Claim" means any and all present and future "claims"
           ---------------------
(used in its broadest sense, as contemplated by and defined in Section 101(5) of the Bankruptcy Code, but without regard to whether such claim would be disallowed under the Bankruptcy Code) of Junior Creditor now or hereafter arising or existing under or relating to the Junior Creditor Agreements, whether joint, several, or joint and several, whether fixed or indeterminate, due or not yet due, contingent or non-contingent, matured or unmatured, liquidated or unliquidated, or disputed or undisputed, and whether arising under contract, in tort, by law, or otherwise, and including all credit advanced or extended to or for the benefit of Obligor at any time (including any indebtedness arising pursuant to debtor-in-possession financing arrangements or pursuant to financing arrangements entered into in connection with the confirmation of a plan of reorganization under Chapter 11 of the Bankruptcy
Code), any interest or fees thereon (including interest or fees that accrue after the filing of a petition by or against Obligor under the Bankruptcy Code, irrespective of whether allowable under the Bankruptcy Code), any costs of Enforcement Actions, including reasonable attorneys fees and costs, and any prepayment or termination premiums.

          "Loan Agreement" means that certain Amended and Restated Loan and
           --------------
Security Agreement, dated as of November 15, 1994, between Foothill and Obligor, and shall include any future amendments, modifications, extensions, supplements, restatements, or replacements thereof.

          "Money" means all present and future cash, coins, currency, or any
           -----
other medium of exchange that is treated as the equivalent of cash (but not including Negotiable Collateral or deposit accounts), including foreign currency of any of Obligor.

          "Negotiable Collateral" means all present and future letters of
           ---------------------
credit, notes, drafts, instruments, documents, personal property leases, and chattel paper of any of Obligor.

          "Obligor" means Image Entertainment, Inc., a California corporation.
           -------

          "Proceeds" means, when used with respect to any of the Collateral, all
           --------
present and future "proceeds" (as defined in the UCC) of such Collateral, irrespective of whether received by Obligor, and shall include insurance proceeds arising from or relating to Collateral, rents received or receivable from the lease of goods, and dividends or other distributions paid or payable with respect to shares of capital stock.

          "UCC" means the Uniform Commercial Code in effect in the State of
           ---
California, except with respect to the perfection of any security interest, in which case the term "UCC" shall refer to the Uniform Commercial Code of the jurisdiction that, under Section 9103 of the California Uniform Commercial Code, governs the perfection of the security interest.

              (b) CONSTRUCTION.  Unless the context of this Agreement clearly
                  ------------
requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the terms "include," "includes," and "including" are not limiting (the parties hereto agreeing that the rule of ejusdem generis shall not be applicable to limit a general
            ------- -------
statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned), and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified. Any terms used in this Agreement which are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

          1.  CLAIM PRIORITIES.  The Junior Creditor Claim hereby is
              ----------------
subordinated and made junior in right of payment to the indefeasible payment in full in cash of the Foothill Claim.

          2.  LIEN PRIORITIES.  Notwithstanding the date, manner, or order of
              ---------------
perfection of the security interests or liens granted to or in favor of Foothill or Junior Creditor, and notwithstanding any contrary provisions of the UCC, or any applicable law or decision, or the provisions of the Foothill Agreements or the Junior Creditor Agreements, and irrespective of whether Foothill or Junior Creditor at any time holds possession of any of the Collateral, the following, as between Foothill and Junior Creditor, shall be the relative priority of the security interests and liens of Foothill and (if any) of Junior Creditor in and to the Collateral: As to all of the Collateral, Foothill shall have a first and prior security interest therein or lien thereon to the extent of the Foothill Claim, and Junior Creditor shall have a junior and subordinate in lien priority security interest therein or lien thereon to the extent of the Junior Creditor Claim.

          In the event that Junior Creditor obtains the rights of a holder in due course of a negotiable instrument that is Collateral, then Section 9309 of the UCC shall not provide Junior Creditor with priority in such negotiable instrument. The provisions of Section 9309 of the UCC notwithstanding, the relative priority of the security interests and liens of Claimants with respect to any portion of the Collateral in which any Claimant obtains the rights of a holder in due course shall be determined by the priorities set forth in this section.

          3.  DISTRIBUTION OF PROCEEDS OF COLLATERAL.  As between Foothill and
              --------------------------------------
Junior Creditor, all Proceeds of Collateral, and all amounts resulting from any sale, exchange, disposition, or collection of any Collateral, shall be distributed as follows:

          i)  to Foothill, in an amount up to the amount of the Foothill
     Claim; and

          ii) the balance, if any, to Junior Creditor, up to the amount of the Junior Creditor Claim.

          This section is applicable with respect to any item of Collateral only to the extent that both Junior Creditor and Foothill concurrently have a security interest in or lien on such Collateral. Nothing herein shall require either Claimant to have or hold a security interest in or lien on Collateral that it does not wish to have or hold, and the provisions of this Section 3
                                                                  ---------
shall not be relevant to any Collateral in which only Foothill has a security interest or lien.

          4.  LIMITATION ON ENFORCEMENT ACTIONS.  Any provision in the Junior
              ---------------------------------
Creditor Agreements to the contrary notwithstanding, without the prior written consent of Foothill, Junior Creditor shall not take any Enforcement Action unless and until such time as the Foothill Claims are paid in full.

          5.  EXERCISE OF REMEDIES.  Foothill may exercise its discretion with
              --------------------
respect to exercising or refraining from exercising any of its rights and remedies under the Foothill Agreements or from taking or refraining from taking any Enforcement Action. Junior Creditor agrees that Foothill shall not incur any liability to Junior Creditor for taking or refraining from taking any action with respect to the Collateral so long as Foothill complies with the express provisions of this Agreement.

          6.  UCC NOTICES.  In the event that any Claimant shall be required by
              -----------
the UCC or any other applicable law to give any notice to the other Claimant, such notice shall be given in accordance with the notice provisions hereof, and five (5) Business Days notice shall be conclusively deemed to be commercially reasonable.

          7.  INDEPENDENT CREDIT INVESTIGATIONS.  No Claimant, nor any of its
              ---------------------------------
respective directors, officers, agents, or employees, shall be responsible to any other Claimant or to any other person or entity for Obligor's solvency, creditworthiness, financial condition, or ability to repay any of the Claims or for the accuracy of any recitals, statements, representations, or warranties of Obligor, oral or written, or for the validity, sufficiency, enforceability, or perfection of the Claims or the Credit Documents, or any security interests or liens granted by Obligor to any Claimant in connection therewith. Each Claimant has entered into its respective financing agreements with Obligor based upon its own independent investigation, and makes no warranty or representation to the other Claimant, nor does it rely upon any representation of the other Claimant with respect to matters identified or referred to in this paragraph.

          8.  PERFECTION OF POSSESSORY SECURITY INTERESTS.  For the limited
              -------------------------------------------
purpose of perfecting the security interests or liens of the Claimants in those types or items of Collateral in which a security interest or lien may be perfected by possession, each Claimant hereby appoints the other as its bailee for the limited purpose of possessing on its behalf any such Collateral that may come into the possession of such other Claimant from time to time, and each Claimant agrees to act as the other's bailee for such limited purpose of perfecting the other's security interest or lien by possession through a bailee, provided that neither Claimant shall incur any liability to the other Claimant by virtue of acting as the other's bailee hereunder, and either Claimant may relinquish possession of Collateral in its possession to the other Claimant without the consent of the other Claimant, and without incurring liability to the other Claimant.

          9.  APPLICABILITY OF PRIORITIES.  The priorities provided for herein
              ---------------------------
with respect to security interests and liens are applicable only to the extent that such security interests and liens are enforceable and have not been avoided; if a security interest or lien is judicially determined to be unenforceable or is judicially avoided with respect to one or more Claims or any part thereof, the priorities provided for herein shall not be available to such security interest or lien to the extent that it is avoided or determined to be unenforceable. The foregoing notwithstanding, each party covenants and agrees for the benefit of each other party that it shall not challenge, attack, or seek to avoid any security interest or lien to the extent that it secures any Claim.

          10.  WAIVER OF RIGHT TO REQUIRE MARSHALING.  Each Claimant hereby
               -------------------------------------
expressly waives any right that it otherwise might have to require the other Claimant to marshal Assets or to resort to Collateral in any particular order or manner, whether provided for by common law or statute. No Claimant shall be required to enforce any guaranty or any security interest or lien given by Obligor as a condition precedent or concurrent to the taking of any Enforcement Action.

          11.  TERMINATION.  This Agreement is a continuing agreement, and,
               -----------
unless both Claimants have specifically consented in writing to its earlier termination, this Agreement shall remain in full force and effect in all respects until the earlier of (a) such time as the Foothill Claims are paid in full, Foothill has no further commitment to extend credit facilities to any of the Obligor, and Foothill has released or terminated its security interests and liens in the Collateral, or (b) such time as the Junior Creditor Claims are paid in full, Junior Creditor has no further commitment to extend credit facilities to any of the Obligor, and Junior Creditor has released or terminated its security interests and liens in the Collateral.

          12.  EFFECT OF BANKRUPTCY.  This Agreement shall be and remain
               --------------------
enforceable notwithstanding any bankruptcy or other insolvency proceeding by or against Obligor or any other Obligor and shall apply with full force and effect to any indebtedness arising pursuant to debtor-in-possession financing arrangements or pursuant to financing arrangements entered into in connection with the confirmation of a plan of reorganization under Chapter 11 of the Bankruptcy Code.

          13.  EFFECT OF DISPOSITIONS OF COLLATERAL ON JUNIOR SECURITY
               -------------------------------------------------------
INTERESTS.  Claimants agree that any UCC collection, exchange, sale, retention
---------
in satisfaction of debt, or other disposition of Collateral by Foothill shall be free and clear of the junior security interest or lien of Junior Creditor in such Collateral, if any (provided that any such junior security interest or lien of Junior Creditor shall attach to any surplus remaining after remittance of the proceeds to Foothill in an amount up to the Foothill Claim, which surplus shall be remitted to Junior Creditor in accordance with the provisions hereof).

          14.  NOTICES.  All notices hereunder shall be effective upon receipt,
               -------
shall be in writing, and shall be sent by U.S. mail, Federal Express overnight courier (or the equivalent), hand delivery by a reputable and reliable professional courier service, mailgram, telefacsimile, telegram, or telex as follows:


          If to
          Foothill:           FOOTHILL CAPITAL CORPORATION
                              11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, California 90025
                              Attn:  Business Finance Division Manager

          If to
          Junior Creditor:    ____________-__________________________
                              _______________________________________
                              _______________________________________
                              _______________________________________


          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. The failure to send a copy of notice to the individuals who are shown above as being required to receive copies shall not invalidate or otherwise affect the validity of a notice that is otherwise effectively given. All notices or demands sent in accordance with this section shall be deemed received on the earlier of the date of actual receipt or five (5) Business Days after the deposit thereof in the mail.

          15.  NO BENEFIT TO THIRD PARTIES.  The terms and provisions of this
               ---------------------------
Agreement shall be for the sole benefit of Foothill and Junior Creditor and their respective successors and assigns, and no other person (including Obligor), firm, entity, or corporation shall have any right, benefit, priority, or interest under, or because of this Agreement.

          16.  GOVERNING LAW.  This Agreement and all matters related hereto
               -------------
shall be governed as to validity, interpretation, enforcement, and effect by the laws of the State of California.

          17.  FURTHER ASSURANCES.  The parties hereto agree to execute and
               ------------------
deliver such other documents and to take such action as reasonably may be required to carry out the purposes and intent of this Agreement, including the execution of releases and termination statements.

          18.   ATTORNEYS FEES.  If any legal action or proceeding is brought by
                --------------
any party hereto to enforce or construe a provision of this Agreement, each party in such action or proceeding, irrespective of whether such action or proceeding is settled or prosecuted to final judgment, shall pay its own attorneys fees and costs.

          19.  MODIFICATIONS IN WRITING.  No amendment, modification,
               ------------------------
supplement, termination, consent, or waiver of or to any provision of this Agreement nor any consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of the Claimants. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provisions of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given.

          20.  WAIVERS; FAILURE OR DELAY.  No failure or delay on the part of
               -------------------------
either Claimant in the exercise of any power, right, remedy, or privilege under this Agreement shall impair such power, right, remedy, or privilege or shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise of any other power, right, or privilege. The waiver of any such right, power, remedy, or privilege with respect to particular facts and circumstances shall not be deemed to be a waiver with respect to other facts and circumstances.

          21.  HEADINGS.  Section headings used in this Agreement are for
               --------
convenience of reference only and shall not constitute a part of this Agreement for any purpose or affect the construction of this Agreement.

          22.  SEVERABILITY OF PROVISIONS.  Any provision of this Agreement
               --------------------------
which is illegal, invalid, prohibited, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition, or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          23.  COMPLETE AND INTEGRATED AGREEMENT.  This Agreement is intended by
               ---------------------------------
the parties as a final expression of their agreement and is intended as a complete and integrated statement of the terms and conditions of their agreement. This Agreement shall not be modified except in a writing signed by the party to be charged, and may not be modified by conduct or oral agreements.

          24.  SUCCESSORS AND ASSIGNS.  This Agreement is binding upon and
               ----------------------
inures to the benefit of the successors and assigns of each Claimant. Each Claimant agrees to maintain a copy of this Agreement together with its copies of the Credit Documents relating to its Claims. Each Claimant expressly reserves its right to transfer or assign its Claims, in whole or in part, together with its rights hereunder, provided that, prior to transferring or assigning any interest in its Claims to any person or entity, each Claimant shall disclose to such person or entity the existence and contents of this Agreement, shall provide to such person or entity a complete and legible copy hereof, and shall advise such person or entity that such Claimant's interests in the Collateral is subject to the terms hereof. In the event that the Claims of either Claimant are refinanced with a creditor other than that Claimant, the other Claimant agrees, upon request of such refinancing creditor, to execute and deliver to such refinancing creditor an intercreditor agreement containing the same or substantially the same terms and conditions as are set forth in this Agreement.

          25.  NO IMPLIED CONSENT TO JUNIOR CREDITOR SECURITY INTERESTS AND
               ------------------------------------------------------------
LIENS.  Junior Creditor hereby acknowledges that the Foothill Agreements
-----
prohibit Obligor from granting, or permitting or suffering the existence of, security interests in and liens on the Collateral and the other Assets of Obligor in favor of third parties (except as permitted by the Foothill Agreements) and that provisions in respect of the relative priorities of Foothill's and Junior Creditor's respective security interests in and liens on the Collateral or other Assets of Obligor are included in this Agreement in the event that Obligor grants, or suffers or permits to exist, in favor of Junior Creditor such security interests or liens notwithstanding anything in the Foothill Agreements to the contrary. Accordingly, the inclusion in this Agreement of such provisions shall not be deemed or implied to be a consent by Foothill to any security interests in and liens on the Collateral and the other Assets of Obligor in favor of Junior Creditor.

          26.  COUNTERPARTS; TELECOPY EXECUTION.  This Agreement may be executed
               --------------------------------
in any number of counterparts, each of which shall be deemed to be an original, admissible into evidence, and all of which together shall be deemed to be a single instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

        IN WITNESS WHEREOF, Junior Creditor and Foothill have executed this Agreement as of the day and year first above written.

"Foothill"                               FOOTHILL CAPITAL CORPORATION,
                                             a California corporation


                                             By_________________________________

                                             Title:_____________________________



"Junior Creditor"                        ______________________________________

               ACKNOWLEDGMENT, CONSENT, AND AGREEMENT TO BE BOUND
               --------------------------------------------------

          By executing this Agreement, the undersigned Obligor acknowledges and consents to this Agreement and agrees to be bound by the provisions hereof, as of the day and year first above written. The undersigned Obligor further agrees that the terms of this Agreement shall not give Obligor any substantive rights vis-a-vis Junior Creditor or Foothill. Without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or implied to be a consent by Foothill to Obligor's granting, or permitting or suffering the existence of, security interests in and liens on the Collateral and the other Assets of Obligor in favor of Junior Creditor. If Junior Creditor, on the one hand, or Foothill, on the other hand, shall enforce its rights or remedies in violation of the terms of this Agreement, Obligor shall not have the right to assert such violation as a defense against Junior Creditor or Foothill, as applicable, or assert such violation as a counterclaim or basis for set-off or recoupment.


                                         IMAGE ENTERTAINMENT, INC.,
                                         a California corporation

                                         By_________________________________

                                         Title:_____________________________